UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2006

ELEPHANT TALK COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)
California
(State or Other Jurisdiction of Incorporation)

000-30061
(Commission File Number)

95-2210753
(I.R.S. Employer Identification No.)

438 East Katella Avenue, Suite 217, Orange, CA 92867
(Address of Principal Executive Offices, including Zip Code)

(714) 288-1570
(Registrant's Telephone Number, Including Area Code)

_________________________________________________
(Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K/A is filed by Elephant Talk Communications, Inc., a California corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated January 12, 2006 that was filed by the Registrant with the Commission on January 13, 2006.

Item 9.01 Financial Statements and Exhibits

On January 4, 2006, the Registrant, through its agent and controlled subsidiary, Guangdong Elephant Talk Network Consulting Limited, a limited liability company organized under the laws of the Peoples’ Republic of China (“Guangdong Elephant Talk”), entered into an agreement (the “Agreement”) to acquire sixty percent (60%) of the registered capital of Beijing China Wind Telecommunication Information Technology Company Limited, a limited liability company organized under the laws of the Peoples’ Republic of China (“Beijing China Wind”). Pursuant to the Agreement, the purchase price for 60% of Beijing China Wind was agreed to be $4,800,000, subject to adjustments based on Beijing China Wind’s audited net income for fiscal 2005 and 2006, and is payable (a) in cash of $2,800,000 in five installments, the last of which is to be paid on January 31, 2007, and (b) by issuance of 20,000,000 restricted common shares valued at $0.10 per share to the owners of Beijing China Wind in four equal installments, the last of which is to be issued on January 31, 2007. The owners of Beijing China Wind have the right to exercise an option within 30 days after July 31, 2007 to return the 20,000,000 restricted common shares either in exchange for a 25% equity interest in Beijing China Wind or for settlement in cash within 90 days. On January 2, 2006, the Company issued 5,000,000 restricted common shares valued at $250,000 pursuant to an exemption afforded by Section 4(2) under the Securities Act of 1933, as amended, and has made additional cash payments of $1,420,000 to the owners of Beijing China Wind towards it 60% ownership equity in Beijing China Wind. The common shares were valued at the closing market price on the date of issuance of the shares.

The closing under the Agreement occurred on January 4, 2006, which was the date that the Agreement was signed. As mentioned above, the cash and stock payments to the owners of Beijing China Wind continue until January 31, 2007, although Guangdong Elephant Talk was transferred its sixty percent equity interest in Beijing China Wind on the closing date.

The sole purpose of this Form 8-K/A amendment is to provide the financial statements of Beijing China Wind as required by Item 9.01(a) of Form 8-K and the pro-forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on January 13, 2006, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of Beijing China Wind are set forth below: (i) a consolidated balance sheet, (ii) a consolidated statement of operations and comprehensive income, (iii) a consolidated statement of stockholders’ equity, and (iv) a consolidated statement of cash flows, in each case for the period from January 1, 2004 through December 31, 2005, and (v) the notes to the financial statements for such period.

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED
AND SUBSIDIARIES

Jimmy C.H. Cheung & Co.	Registered with the Public Company
Certified Public Accountants	Accounting Oversight Board
(A member of Kreston International)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Beijing Chinawind Telecommunication Information Technology Company Limited and Subsidiaries

We have audited the accompanying consolidated balance sheets of Beijing Chinawind Telecommunication Information Technology Company Limited and subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Chinawind Telecommunication Information Technology Company Limited and subsidiaries, as of December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: May 19, 2006

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong
Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk
Website: http://www.jimmycheungco.com

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$95,786	$330,821
Cash and cash equivalents - restricted cash	--	362,319
Accounts receivable, net of allowances	1,071,595	77,017
Other receivables and prepayments	36,256	88,631
Due from stockholders	--	742,995
Due from directors	323,657	--
Due from a related company	3,849	--
Total Current Assets	1,531,143	1,601,783

PROPERTY AND EQUIPMENT, NET	218,471	116,236

GOODWILL	1,712,510	1,712,510

TOTAL ASSETS	$3,462,124	$3,430,529

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$437,943	$296,003
Other payables and accrued expenses	926,781	1,469,442
Value added tax payable	47,289	6,625
Notes payable	30,544	241,546
Due to stockholders	27,253	--
Due to a director	--	11,517
Total Current Liabilities	1,469,810	2,025,133

COMMITMENTS AND CONTINGENCIES	--	--

MINORITY INTEREST	--	--

STOCKHOLDERS’ EQUITY
Registered capital	2,071,256	2,071,256
Additional paid-in capital	(165,252)	(165,252)
Retained earnings (deficit)
Unappropriated	(148,768)	(523,341)
Appropriated	237,521	22,733
Accumulated other comprehensive loss	(2,443)	--
Total Stockholders’ Equity	1,992,314	1,405,396

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,462,124	$3,430,529

The accompanying notes are an integral part of these financial statements.

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

NET REVENUES	$4,452,169	$942,064

COST OF REVENUES	(1,058,174)	(189,897)

GROSS PROFIT	3,393,995	752,167

OPERATING EXPENSES
Selling and distribution expenses	624,747	5,254
General and administrative expenses	2,166,841	520,520
Depreciation	7,305	2,647
Total Operating Expenses	2,798,893	528,421

INCOME FROM OPERATIONS	595,102	223,746

OTHER INCOME (EXPENSES)
Interest income	2,896	284
Interest expense	(8,637)	--
Total Other (Expenses) Income	(5,741)	284

INCOME FROM OPERATIONS BEFORE TAXES AND MINORITY INTEREST	589,361	224,030

INCOME TAX EXPENSE	--	--

MINORITY INTEREST	--	--

NET INCOME	589,361	224,030

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(2,443)	--

COMPREHENSIVE INCOME	$586,918	$224,030

The accompanying notes are an integral part of these financial statements

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	Registered Capital	Additional Paid-In Capital	Unappropriated retained (deficit)	Appropriated retained earnings	Accumulated other comprehensive loss	Total

Balance at January 1, 2004	$724,638	$--	$(724,638)	$--	$--	$--

Contribution by stockholders	1,346,618	(165,252)	--	--	--	1,181,366
Net income for the year	--	--	224,030	--	--	224,030
Transfer to statutory and staff welfare reserves	--	--	(22,733)	22,733	--	--
Balance at December 31, 2004	2,071,256	(165,252)	(523,341)	22,733	--	1,405,396

Net income for the year	--	--	589,361	--	--	589,361
Comprehensive loss	--	--	--	--	(2,443)	(2,443)
Transfer to statutory and staff welfare reserves	--	--	(214,788)	214,788	--	--
Balance at December 31, 2005	$2,071,256	$(165,252)	$(148,768)	$237,521	$(2,443)	$1,992,314

The accompanying notes are an integral part of these financial statements.

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$589,361	$224,030
Adjusted to reconcile net income to cash (used in) provided by operating activities:
Allowance for doubtful accounts - accounts receivable	8,634	33,036
Depreciation - cost of revenues	23,631	5,072
Depreciation	7,305	1,268
Loss on disposal of equipment	20,438	--
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(1,003,262)	(95,083)
Other receivables and prepayments	52,375	(74,776)
Due from related companies	(3,849)	--
Increase (decrease) in:
Accounts payable	141,940	235,617
Other payables and accrued expenses	(542,660)	20,052
Value added tax payable	40,664	5,319
Net cash (used in) provided by operating activities	665,373	354,535

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(153,610)	(49,425)
Net cash used in investing activities	(153,610)	(49,425)

CASH FLOWS FROM FINANCING ACTIVITIES
Contribution by the shareholders	--	1,181,366
Net cash outflow from acquisition of a subsidiary	--	(295,719)
Notes payable	(211,002)	241,546
Due from stockholders	770,248	(750,180)
Due to directors	(335,174)	11,517
Net cash provided by financing activities	224,072	388,530

EFFECT OF EXCHANGE RATES ON CASH	(2,443)	--

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(597,354)	693,140

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	693,140	--

CASH AND CASH EQUIVALENTS AT END OF YEAR	95,786	693,140

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
Income taxes	$--	$--

Interest expenses	$8,673	$--

The accompanying notes are an integral part of these financial statements.

BEIJING CHINAWIND TELECOMMUNICATION
INFORMATION TECHNOLOGY COMPANY LIMITED
AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

Beijing Chinawind Telecommunication Information Technology Company Limited (“Beijing Chinawind” or “the Company”) was incorporated in Beijing, China on December 29, 2003. The Company was incorporated to take over the business and operations of Tianjin Zhongrun Information Technology Company Limited (“Tianjin Zhongrun”). Both Beijing Chinawind and Tianjin Zhongrun are beneficially owned by identical stockholders.

Tianjin Zhongrun was incorporated on April 20, 2000 in Tianjin, China to provide wireless internet services which include short messaging services and multimedia messaging services through its service providers. Tianjin Zhongrun’s business operations are limited to the province of Tianjin. The stockholders of Tianjin Zhongrun wish to expand its operations throughout China. Upon its incorporation, Beijing Chinawind acquired 100% of the registered capital of Tianjin Zhongrun at cost. After this acquisition, the operations and businesses of Tianjin Zhongrun was gradually transferred to Beijing Chinawind. The transfer was completed on December 29, 2004.

The acquisition by Beijing Chinawind of Tianjin Zhongrun is treated as a merger of entities under common control as both entities are beneficially owned by the same stockholders and share common management, with Beijing Chinawind being treated as the continuing entity. The financial statements have been prepared as if the merger had occurred retroactively.

Beijing Lelecom Network Technology Company Limited (“Lelecom”) was incorporated in China on December 16, 2003. Beijing Chinawind acquired 100% interest of LeLecom on December 31, 2004 for a total consideration of $1,811,594.

Zhongguang Jiujiu Media Technologies (Beijing) Company Limited (“Jiujiu”) was incorporated in China on May 27, 2005 as a joint venture between Beijing Chinawind and Shenyang Jiujiu Media Network Information Company Limited (“Shenyang Jiujiu”). Beijing Chinawind acquired 55% interest of Jiujiu on May 27, 2005.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Restricted cash represents fixed deposit with a bank secured over a loan extended to the Company. The restriction was lifted after full repayment of the loan made in June 2005.

(D) Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements’ assessment of the credit history with the customer and current relationships with them. For the years ended December 31, 2005 and 2004, the Company recorded an allowance for doubtful accounts of $8,684 and $33,036 respectively.

(E) Foreign Currency Translation

The functional currency was the Chinese Renminbi (“RMB”) for the years ended December 31, 2005 and 2004. The financial statements of the Company as of December 31, 2005 and 2004 were translated to United States dollars using average exchange rates as to revenues and expenses. The assets, liabilities are translated into United States Dollars using the exchange rates at the respective balance sheet dates. Capital accounts were translated at their historical exchange rates when the capital transactions occurred. Net gains and losses resulting from translation of foreign currency financial statements are included in the statements of stockholder’s equity as other comprehensive income or (loss). Foreign currency transaction gains and losses are included in consolidated income (loss).

(F) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis over the assets’ estimated useful lives. The estimated useful lives are as follows:

Computer equipment	5 Years
Office equipment	8 Years

(G) Income Taxes

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ('Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(H) Revenue Recognition, Cost of Revenue and Deferred Revenue

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. The Company recognizes revenue as services confirmations are provided through the telecommunication operators. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Cost of revenue includes the cost of capacity associated with the revenue recognized within the corresponding time period.

(I) Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

(J) Reporting Segments

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superseded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements. The Company has determined it has only one segment.

(K) Comprehensive Income

Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements.

(L) Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155”), which amends SFAS No. 133, “Accounting for Derivatives Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (SFAS 140”). SFAS 155 amends SFAS 133 to narrow the scope exception for interest-only and principal-only strips on debt instruments to include only such strips representing rights to receive a specified portion of the contractual interest or principle cash flows. SFAS 155 also amends SFAS 140 to allow qualifying special-purpose entities to hold a passive derivative financial instrument pertaining to beneficial interests that itself is a derivative instruments. The Company is currently evaluating the impact this new Standard, but believes that will not have that it will not have a material impact on the Company’s financial position.

In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections. This Statement replaces APB Opinion No, 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 also requires that a change in depreciation, amortization or depletion method for long-lived, non-financial assets be accounted for as a change in accounting estimate effected by a change in accounting principle. This Statement is effective in fiscal years beginning after December 15, 2005. The Company has not yet determined the effect of implementing this standard.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115 "Accounting in certain investments in debt and equity securities”. EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

(M) Principles of Consolidation

The accompanying consolidated financial statements for the year ended December 31, 2005 included the accounts of Beijing Chinawind, it’s wholly owned subsidiary Tianjin Zhongrun, its wholly owned subsidiary Lelecom, and its majority owned (55%) subsidiary Jiujiu. The consolidated financial statements for the year ended December 31, 2004 consisted of operations of Beijing Chinawind and its wholly owned subsidiary Tianjin Zhongrun. Minority interest principally represents minority stockholders’ proportionate share of equity in our consolidated subsidiary Jiujiu. All significant inter-company accounts and transactions have been eliminated in consolidation.

2 ACQUISITION OF SUBSIDIARIES

(A) On December 31, 2004, the Company acquired a wholly owned subsidiary - Lelecom. Under the purchase method of accounting, the total purchase price was allocated to the subsidiary’s net tangible assets based upon the estimated fair values of the assets as of the completion date of the acquisition.

The preliminary allocation of the net assets acquired is as follows:

Cash and cash equivalents	$66,600
Accounts receivable	14,970
Other receivables and prepayments	13,855
Total current assets	95,425

Equipment, net	72,651

Total assets	168,076
Less: Accounts payable	(60,386)
Other payables and accrued expenses	(115)
Value added tax payable	(1,306)
Due to stockholders	(7,185)
Net assets acquired	99,084
Considered for acquisition	1,811,594
Goodwill	$1,712,510

Analysis of the net outflow of cash and cash equivalents in respect to the acquisition is as follows:

Cash consideration paid	$362,319
Less: Cash and cash equivalents acquired	(66,600)
Net cash outflow	$295,719

The unaudited pro forma information presents a summary of the consolidated results of operations of the Company assuming the acquisition of the subsidiary occurred at the beginning of each year is as follows:

	2005	2004

Revenues	$4,452,169	$1,523,146
Net Income	$586,918	$323,114

(B) On May 27, 2005, the Company acquired a 55% interest in a subsidiary - Jiujiu (a newly formed entity). Under the purchase method of accounting, the total purchase price was allocated to the subsidiary’s net tangible assets based upon the estimated fair values of the assets as of the completion date of the acquisition.

The unaudited pro forma information presents a summary of the consolidated results of operations of the Company assuming the acquisition of the subsidiary occurred at the beginning of each year is as follows:

2005

Revenues	$4,452,169
Net income	$586,918

3. GOODWILL

	2005	2004

Cost of goodwill acquired in subsidiaries	$1,712,510	$1,712,510

4. ACCOUNT RECEIVABLE

Accounts receivable at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Accounts receivable	$1,113,315	110,053
Less: allowance for doubtful accounts	(41,720)	(33,036)
Accounts receivable - Net	$1,071,595	$77,017

For the years ended December 31, 2005 and 2004, the Company recorded an allowance for doubtful accounts of $8,684 and $33,036 respectively.

5. OTHER RECEIVABLES AND PREPAYMENTS

Other receivables at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Other receivables	$16,028	$40,911
Trace deposits paid	--	37,931
Prepayments	20,228	9,790
	$36,256	$88,631

6. PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31, 2005 and 2004:

	2005	2004

Computer equipment	$250,412	$121,296
Office equipment	11,844	7,789
	262,256	129,085
Less: accumulated depreciation	(43,785)	(12,849)
Machinery and equipment, net	$218,471	$116,236

Depreciation expense for the years ended December 31, 2005 and 2004 was $30,936 and $10,663 respectively.

7. OTHER PAYABLES AND ACCRUED EXPENSES

Other payables and accrued liabilities at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Other payables	$3,472	$6,275
Trade deposits received	1,805	--
Consideration payable t former stockholder of Lelecom	916,310	1,449,275
Accrued staff salaries and welfare	5,194	13,892
	$926,781	$1,469,442

8. NOTES PAYABLE

Notes payable at December 31, 2005 and 2004 consisted of the following:

	2005	2004

Note payable to a bank, interest at 5.742% per annum, secured by a fixed deposit, due June 2005	$--	$241,546
Note payable to a third party, interest of 7.2% per annum, unsecured, due October 2005	30,544	--
	$30,544	$241,546

Interest expense in respect to notes payable for the years ended December 31, 2005 and 2004 were $8,637 and $0 respectively.

9. INCOME TAX

Beijing Chinawind was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. Being registered as a high technology enterprise, the Company is entitled to a 100% income tax exemption in the first three years from incorporation in 2004 to 2006 and a 50% income tax reduction for the following three years, being from 2007 to 2009. The income tax rate is 15% per annum on a permanent basis.

Tianjin Zhongrun, a wholly owned subsidiary of Beijing Chinawind, was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The income tax rate for Tianjin Zhongrun is 33% per annum on a permanent basis. No provision for income tax expenses for 2005 and 2004 was made as Tianjin Zhongrun had accumulated net loss to offset the net operating income for 2004 and has incurred net operating loss for 2005.

Lelecom, a wholly owned subsidiary of Beijing Chinawind, was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. Being registered as a high technology enterprise, the Company is entitled to a 100% income tax exemption in the first three years from incorporation in 2004 to 2006 and a 50% income tax reduction for the following years, being from 2007 to 2009. The income tax rate is 15% per annum on a permanent basis.

Jiujiu, a 55% owned subsidiary of Beijing Chinawind, was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The income tax rate for Jiujiu is 33% per annum on a permanent basis. No provision for income tax expenses from the date of inception (May 27, 2005) to December 31, 2005 was made as Jiujiu incurred a net operating loss during that period.

10. COMMITMENTS AND CONTINGENCIES

A.	EMPLOYEE BENEFITS

The full time employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was $45,352 and $20,751 for the years ended December 31, 2005 and 2004 respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

B. COMMITMENTS

The Company occupies offices and dormitory from a third party under operating leases which expires on December 31, 2006 and December 6, 2006 at a monthly and quarterly rental of $3,776 and $568 respectively. Accordingly, for 2005, the Company recognized rental expense for these spaces in the amount of $25,368.

As of December 31, 2005, the Company has outstanding commitments of $47,399 with respect to non-cancelable operating leases, which are due in 2006.

11. STOCKHOLDER’S EQUITY

The Company and its subsidiaries are required to make appropriations to reserve funds comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund is at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors.

During 2005 and 2004, the Company and its subsidiaries appropriated $214,788 and $22,733 respectively to the reserve funds based on its net income under PRC GAAP.

12. RELATED PARTY TRANSACTIONS

As of December 31, 2005 and 2004, the stockholders owed the Company $0 and $742,995 respectively for advances made on an unsecured basis and repayable on demand.

As of December 31, 2005 and 2004, directors owed the Company $323,657 and $0 respectively for advances made on an unsecured basis and repayable on demand.

As of December 31, 2005 and 2004, the Company owed a director $0 and $11,517 respectively for advances made on an unsecured basis and repayable on demand.

As of December 31, 2005 and 2004, the Company owed stockholders $27,253 and $0 respectively for advances made on an unsecured basis and repayable on demand.

As of December 31, 2005 and 2004, a related company owed the Company $3,849 and $0 respectively for advances made on an unsecured basis and repayable on demand.

During 2004, stockholders contributed capital of $1,181,366 to the Company.

13. REGISTERED CAPITAL

In accordance with the Articles of Association of the Company, the registered capital of the Company of $2,071,256 (Rmb17, 150,000) was fully contributed on August 3, 2004.

14. CONCENTRATIONS AND RISKS

During 2005 and 2004, 100% of the Company’s assets were located in China.

During 2005 and 2004, 100% of the Company’s revenues were derived from companies located in China.

The Company relied on one customer of $3,442,503 representing 77% of net revenues for the year ended December 31, 2005. The Company relied on one customer, which was the same customer in 2005, of $942,064 representing 100% of net revenues for the year ended December 31, 2004. At December 31, 2005 and 2004, accounts receivable from those customers totaled $956,425 and $76,118 respectively.

15. SUBSEQUENT EVENT

On January 4, 2006 a controlling shareholder (“vendor”) of Beijing Chinawind entered into an Equity Transfer Agreement with Elephant Talk Communications, Inc. (“Elephant Talk”) to sell an indirect 60% controlling interest in the Company’s registered capital to Elephant Talk for an agreed consideration of $4,800,000, subject to adjustments based on the Company’s audited net income for fiscal years 2005 and 2006, and is payable (a) in cash of $2,800,000 in five installments the last of which is to be paid on January 31, 2007, and (b) the issuance by Elephant Talk to the vendor of 20,000,000 shares of restricted common stock valued at $0.1 per share, in four equal installments the last of which is to be issued on January 31, 2007. The vendor also has the right to exercise an option within 30 days after July 31, 2007 to return the 20,000,000 shares of restricted common stock either in exchange for a 25% equity interest in Beijing Chinawind or for settlement in cash within 90 days.

On March 29, 2006, the Company paid $30,544 of note payable to a third party in full satisfaction of its debt outstanding at December 31, 2005.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following pro forma financial statements, of the Registrant and Beijing China Wind are set forth below: Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of the Registrant and Beijing China Wind as of December 31, 2005, Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of the Registrant as of December 31, 2005, as if the equity investment in Beijing China Wind had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for the Registrant for the year ended December 31, 2005, as if the equity investment had been completed as of that date. The equity investment was actually consummated on January 4, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the equity investment had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with the Registrant’s financial statements and related notes thereto contained in the Registrant’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the equity investment) and Beijing China Wind’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

The following Pro Forma Statement of Operations and Financial Condition have been derived from the audited financial statements of Elephant Talk Communications, Inc. and subsidiaries (A) for the year ended December 31, 2005 and the audited financial statements of Beijing China Wind Telecommunication Information Technology Company Limited (B) for the year ended December 31, 2005, respectively. The Pro Forma Statements of Operations reflects the acquisition of a 60% equity interest in Beijing China Wind by Elephant Talk Communications, Inc. (a reporting company) on January 4, 2006 in an acquisition accounted for using the purchase method of accounting and assumes that such acquisition was consummated as of December 31, 2005.

The Pro Forma Statement of Operations and Financial Condition should be read in conjunction with the audited Financial Statements of Elephant Talk Communications, Inc.., the audited Financial Statements of Beijing China Wind and the Notes to the consolidated financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of Beijing China Wind had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based upon available information and the assumption set forth in the foot notes below, which management believes are reasonable.

ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	A	B		Pro Forma	Pro Forma
	(Historical)	(Historical	)	Adjustments	Combined

Net Revenue	$282,417	$4,452,169		$--	$4,734,586

Cost of revenue	252,900	1,058,174		--	1,311,074

Gross profit	29,517	3,393,995		--	3,423,512

Operating expenses	1,110,680	2,798,893		--	3,909,573

Loss from operations	(1,081,163)	595,102		--	(486,061)

Non-operating income (Expenses), minority interest and income tax	(133,030)	(5,741)		--	(138,771)

Net income (loss)	$(1,214,193)	$589,361		$--	$(624,832)

EARNINGS PER SHARE

Weighted -average number of shares outstanding	109,772,900	20,000,000		3	129,772,900

Gain (Loss) per share	$(0.011)	$0.029			$(0.005)

NOTES:

(1)	Loss per share data shown above is applicable for both primary and fully diluted number of shares.
(2)	Weighted-average number of shares outstanding for the combined entity includes all shares issued before the acquisition as if outstanding as of December 31, 2005.
(3)	Weighted average number of shares outstanding for combined entity includes 20,000,000 shares to B as a result of the acquisition.

ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF FINANCIAL CONDITION
FOR THE YEAR ENDED DECEMBER 31, 2005

The following Pro Forma Statement of financial condition has been derived from the audited financial statements of Elephant Talk Communications, Inc. and subsidiaries (A) as of December 31, 2005 and the audited financial statements of Beijing China Telecommunications Information Technology Company Limited (B) as of December 31, 2005. The audited Pro Forma Statements of financial conditions reflects the acquisition of B by A (a reporting company) using the purchase method of accounting.

			Pro Forma
	A	B	Adjustments	Pro Forma
	(Historical)	(Historical)	Dr. (Cr. )	Combined
ASSETS
Current Assets	$2,048,094	$1,531,143	$2(800,000)	$2,779,237
Property & equipment, net	86,847	218,471		305,318
Intangible assets, net	--	1,712,510	11,404,612	3,117,122
Other non-current assets	7,569,210	--	1(2,600,000)	7,569,210
			22,600,000

TOTAL ASSETS	$9,704,151	$3,462,124	$604,612	$13,770,887

LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities	$(5,421,011)	$(1,469,810)	$800,000	$(7,690,821)
Long-term liabilities	(2,570,300)	--		(2,570,300)
Minority Interest	(41,638)	--	1(796,926)	(838,564)
Stockholders' equity;
			2(1,000,000)
Common stock	(13,823,586)	(2,071,256)	12,071,256	(14,823,586)
Additional paid in capital		165,252	1(165,252)	--
Subscription receivable	8,991	--	--	8,991
Accumulated other comprehensive gain (loss)	10,958	2,443	1(2,443)	10,958
Retained earnings (deficit)	12,132,435	(88,753)	188,753	12,132,435

Total stockholders' equity (deficit)	(1,671,202)	(1,992,314)	(1,992,314)	(2,671,202)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$(9,704,151)	$(3,462,124)	$(604,612)	$(13,770,887)

NOTES:

(1)	Elimination of assets and liabilities of B acquired by A, eliminate pre-acquisition retained earnings and record 60% share of Beijing China Wind
(2)	Total consideration payable to Beijing Chinawind - Cash $1,600,000 + 20,000,000 common shares valued at $0.05 per share = $2,600,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2006	ELEPHANT TALK COMMUNICATIONS, INC.

By /s/ Russelle Choi
Russelle Choi
President

EXHIBIT INDEX

Exhibit Number	Description

10	Equity Transfer Agreement, dated January 4, 2006 (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 13, 2006).